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                        SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 31, 2006
                                                 -------------

                               RONSON CORPORATION
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             (Exact name of registrant as specified in its charter)

         New Jersey                 1-1031                22-0743290
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(State or other jurisdiction      (Commission           (IRS Employer
       of incorporation)          File Number)         Identification No.)

Corporate Park III,  Campus Dr., P.O. Box 6707,  Somerset, NJ     08875-6707
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (732) 469-8300
                                                   --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                               RONSON CORPORATION
                                 FORM 8-K INDEX



                                                                            PAGE

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT                 3

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS                          3





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Item 1.01. Entry into a Material Definitive Agreement

On July 31, 2006, Ronson Corporation (the "Company"), Ronson Consumer Products Corporation, Ronson Corporation of Canada Ltd, and Ronson Aviation, Inc. entered into a financing agreement (the "Financing Agreement")with CIT Group/Commercial Services, Inc. ("CIT"). The financing facility totals $3,945,000 and is composed of a revolving line of credit of $3,000,000 and two term loans in the amounts of $195,000 and $750,000, respectively, both to be repaid evenly over five years. The amount available to be borrowed under the revolving line of credit is determined by reference to a "borrowing base," which is calculated based on the levels of accounts receivable and inventories of the Company's subsidiaries. Amounts advanced under the Financing Agreement are secured by substantially all of the assets of the Company and its subsidiaries, other than (1) the real property owned by Ronson Consumer Products Corporation in Woodbridge, New Jersey and (2) 34% of the Company's interest in Ronson Corporation of Canada Ltd. The Financing Agreement includes covenants and other terms and provisions typical for agreements of its kind. The revolving line of credit is for a period of three years. The Financing Agreement and term notes are attached as Exhibits 10.1, 10.2,and 10.3 to this Form 8-K.

The proceeds from the CIT revolving loan and term loans were utilized to repay all amounts outstanding to the Bank of America under the Company's prior revolving loan and mortgage loan agreements. The new CIT financing also provided additional loan availability to the Company of about $600,000.

In conjunction  with the new CIT term loan in the amount of $750,000,  Mr. Louis
V.  Aronson  II, the  Company's  President  and CEO  provided a secured  limited personal guarantee of $250,000 to CIT. Related to Mr. Aronson's $250,000 personal limited guarantee, the Company and Mr. Aronson entered into a Contribution Agreement which provides that the Company is responsible for payments by Mr. Aronson under the guarantee and for his costs in arranging for the security. The Contribution Agreement is attached as Exhibit 10.4 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

           a)  Financial Statements: None.

           b)  Pro Forma Financial Information: None.

           c)  Exhibits:

               10.1 Financing   Agreement   between  the  CIT   Group/Commercial
                    Services, Inc. (the Lender) and Ronson Corporation, Ronson Consumer Products Corporation, Ronson Aviation, Inc. and Ronson Corporation of Canada Ltd. (the Borrowers) dated July 31, 2006.

               10.2 Initial   Term   Loan   Promissory   Note   between   Ronson
                    Corporation, Ronson Consumer Products Corporation, and Ronson Aviation, Inc., in the amount of $195,000 dated July 31, 2006.

               10.3 Initial  Additional Term Loan Promissory Note between Ronson
                    Corporation, Ronson Consumer Products Corporation, and Ronson Aviation, Inc., in the amount of $750,000 dated July 31, 2006.

               10.4 Contribution  Agreement between Ronson Corporation and Louis
                    V. Aronson II dated July 31, 2006.


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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Ronson Corporation


                                            /s/Daryl K. Holcomb
                                            ------------------------
                                            Daryl K. Holcomb
                                            Vice President &
                                            Chief Financial Officer,
                                            and Controller
Dated:  August 4, 2006